UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RIVERNORTH FUNDS

(exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645, Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Patrick W. Galley

RiverNorth Funds

325 North LaSalle Street

Chicago, IL 60654

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-832-1440

Date of fiscal year end: September 30th

Date of reporting period: October 1, 2010 to September 30, 2011

Item 1.	Reports to Stockholders.

Opportunistic Investment Strategies

Annual Report

RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund

September 30, 2011

RIVERNORTH℠

RiverNorth Funds	Table of Contents

Annual Report | September 30, 2011	1

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the 2011 Annual Report for the RiverNorth Funds. This report covers the RiverNorth Core Opportunity Fund (ticker: RNCOX) and the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX). Both Funds have a fiscal year end of September 30, 2011.

The RiverNorth Core Opportunity Fund was launched in December 2006 with an investment objective of capital appreciation and income. We tactically manage the Fund’s asset allocation and generally implement the Fund’s objectives by purchasing closed-end funds and exchange-traded funds. We believe that opportunistic, discount-based investments in closed-end fund shares can earn excess returns over the closed-end fund’s benchmark index. In our opinion, the investment strategy has worked well over the past few years. Since inception (December 27, 2006), the RiverNorth Core Opportunity Fund has generated an annualized return of 5.25% (for full performance see page 3). This compares favorably to the Fund’s benchmark, the unmanaged Blend Index1, which has generated an annualized return of 1.45% over the same time period.

The Adviser, RiverNorth Capital Management, LLC, closed the RiverNorth Core Opportunity Fund to new investors on July 1, 2011. Current investors may still purchase shares. The Adviser is committed to monitoring the Fund’s size relative to our ability to effectively execute the Fund’s strategy and achieve its objectives. As of September 30, 2011, the net assets of the Fund were $488 million.

The RiverNorth/DoubleLine Strategic Income Fund was launched in December 2010 with an investment objective of current income and overall total return. We are very excited about the partnership with DoubleLine Capital, LP, a leader in fixed income asset management. RiverNorth Capital Management is the Fund’s Adviser and DoubleLine Capital is the Fund’s Sub-Adviser. Together we are tactically allocating capital across three distinct income-oriented strategies – 1) tactical closed-end fund income, 2) core fixed income and 3) opportunistic income. Although the Fund is young, we are pleased with the outcome of our investment strategy thus far. Since inception (December 30, 2010), the RiverNorth/DoubleLine Strategic Income Fund has generated a total return of 8.97% (RNSIX) and 8.88% (RNDLX). This compares favorably to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which generated a total return of 7.02% over the same time period.

The RiverNorth/DoubleLine Strategic Income Fund has been well received by investors. As of September 30, 2011, the net assets of the Fund were $470 million.

Both Funds are designed to be flexible and opportunistic. We believe these characteristics are necessary for an investment strategy in today’s volatile market environment. Investors are concerned about the slow growth in the U.S., our country’s fiscal deficit and the escalating debt crisis in Europe. This fear and uncertainty may lead to attractive buying opportunities for ably prepared investors. We believe both Funds are well diversified2, balanced and positioned to capitalize on future market volatility.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick Galley, CFA	Steve O’Neill, CFA

1 The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

2 Diversification does not eliminate the risk of experiencing investment losses.

2	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

RiverNorth Core Opportunity Fund

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve months ended September 30, 2011, the RiverNorth Core Opportunity Fund (RNCOX; the “Fund”) returned negative 1.33%. The unmanaged Blend Index returned positive 3.06%, during the same period. The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

In order to compare the Fund’s performance to the overall taxable closed-end fund market, the Fund’s Adviser maintains the RiverNorth Closed-end Fund Index (“RiverNorth CEF Index”). We believe the RiverNorth CEF Index provides the best representation of the taxable closed-end fund market because it is constructed without discount biases and is designed to capture the broader group’s asset class diversity. Given that RNCOX invests in closed-end funds opportunistically, as opposed to exclusively, its objective is not to outperform the RiverNorth CEF Index. Therefore we encourage investors to use the RiverNorth CEF Index as a point of reference.

The RiverNorth CEF Index returned negative 4.85% over the past twelve months.

Average Annual Total Returns for Periods Ending September 30, 2011

	1-Year	3-Year	Since Inception(1)
RiverNorth Core Opportunity Fund (RNCOX)	-1.33%	12.37%	5.25%
Blend Index(2)	3.06%	4.44%	1.45%
S&P 500 Index(2)	1.16%	1.23%	-2.55%
RiverNorth CEF Index(3)	-4.85%	11.23%	-0.59%

(1)	Inception date is December 27, 2006.
(2)

Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 index is designed to measure performance of the broad domestic economy based on the changing aggregate market value of these 500 stocks. The Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index) is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly. The S&P 500 and Blend Indices are indices only and cannot be invested in directly.

(3)

The RiverNorth CEF Index measures the performance of the taxable closed-end fund market through a representative 75 Funds. The index rebalances every 12 months and is calculated using the total return of the underlying investments. Please see www.rivernorth.com for more information. The RiverNorth CEF Index is an index only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth

Annual Report | September 30, 2011	3

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The RiverNorth Core Opportunity Fund’s Total Annual Fund Operating Expenses as disclosed in the prospectus is 2.39%. The Adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.60% of the average daily net assets of the Fund through January 31, 2012.

For a longer-term perspective on Fund performance, we refer you to the following chart:

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund, the S&P 500® Index, and the Blend Index

What contributing factors were responsible for the RiverNorth Core Opportunity Fund’s relative performance during the period?

Closed-end fund discounts generally widened during the reporting period. As a reminder, the market price of a closed-end fund can trade at a discount or premium to the fund’s net asset value. Some of the Fund’s long-term mean reversion positions were negative impacted by discount widening.

On the other hand, corporate actions completed by a number of large closed-end fund holdings were beneficial to performance. The most noteworthy corporate action was taken by the Fund’s

4	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

second largest holding on September 30, 2010. RNCOX started the fiscal year with 5.33% of assets allocated to NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”). The discount on September 30, 2010 was 14.16%. We were anticipating a distribution increase that would bring the fund’s distribution rate closer to that of its closed-end fund peers. Three months into the fiscal year, NFJ increased its distribution rate by 200%. By June 30, 2011, the discount had narrowed to 1.05% and we had gradually sold our entire position into market strength.

The Fund also participated in a number of profitable tender offers. A closed-end fund tender offer gives shareholders the opportunity to sell shares directly to the fund. The purchase price is often equal to some percentage of the fund’s net asset value (e.g. 98% of net asset value). During the fiscal year, LMP Capital and Income Fund tendered 35%, H&Q Life Sciences Investors tendered 35%, SunAmerica Focused Alpha Growth Fund tendered 30% and DWS High Income Opportunities Fund tendered 25%. In each case, the tender offer was undersubscribed and therefore we received more than our pro-rata share.

In terms of asset allocation, the Fund’s asset class diversification beyond the traditional 60/40 portfolio partially detracted from performance in fiscal year 2011. The Fund’s benchmark, the Blend Index, consists of 60% S&P 500 Index and 40% Barclays Capital US Aggregate Bond Index.

The Fund’s allocation to international equity contributed to the underperformance of the Fund’s equity portfolio relative to the S&P 500 Index (60% of the Fund’s benchmark). The MSCI EAFE and MSCI Emerging Markets indices were down 9.36% and 16.15%, respectively, over the past twelve months. Whereas the total return of the S&P 500 was positive 1.16%. The Fund started the fiscal year with 10% of assets allocated to international equity. We used the sell-off in international equity to increase our allocation to 15% by fiscal year-end. The additional exposure was implemented by purchasing global equity closed-end funds trading at historically wide discounts and exchange-traded funds. Over the long-term, we believe the diversification of the equity portfolio will help improve risk-adjusted returns.

The Fund’s low duration and minimal exposure to U.S. government bonds and mortgage-backed securities contributed to the underperformance of the Fund’s bond portfolio relative to the Barclays Capital U.S. Aggregate Bond Index (40% of the Fund’s benchmark). The Fund held a significant cash position to help to minimize interest rate risk and to provide liquidity for the frequent trading opportunities in the closed-end fund space. Cash also helps counterbalance any incremental asset class exposure the Fund acquires through the underlying leverage found in many closed-end funds.

A tactical allocation to leveraged loan funds worked well during the fiscal year. These funds rallied in the first half of the year and we sold nearly all of our positions by June 30, 2011. Subsequently we repurchased many of the same positions when they sold off in August and September.

What was the closed-end fund environment like for the past twelve months and current outlook?

The one-year trailing average discount on the RiverNorth CEF Index was 2.80% on September 30, 2011. We started the fiscal year with an average discount of 1.57% and ended the year with an average discount of 3.81%. The range of the average discount over the past twelve months was 1.23% to 7.85%. Most of the discount volatility occurred in November/December 2010 and August 2011. Interestingly, discount volatility during these two periods occurred for very different reasons.

Annual Report | September 30, 2011	5

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

The U.S. economy had picked up momentum in the second half of 2010 and with it came a rise in inflation and interest-rate expectations. In the last few months of the year, the yield on the 10-year U.S. Treasury bond jumped 100 basis points (1 basis point equals 1/100th of 1%). Almost overnight, closed-end fund investors began to panic about rising rates and their knee-jerk reaction was to sell closed-end bond funds. Year-end tax loss selling pressure exacerbated the weakness. The average discount widened from 1.57% on September 30, 2010 to 4.88% on December 14, 2010. We welcomed the discount volatility and took advantage of the sell-off by increasing our closed-end fund exposure. When discounts narrowed in early 2011, we booked gains on our short-term mean reversion trades.

The second period of discount volatility occurred under the opposite set of expectations. The U.S. economy showed signs of weakness in the second quarter of 2011. Investors began to fear a double-dip recession. Those concerns were further agitated by the rising awareness of our country’s fiscal deficit, Standard & Poor’s downgrading of U.S. government debt and the escalating debt crisis in Europe. Within a few short months, the yield on the 10-year U.S. Treasury bond dropped nearly 200 basis points. The most acute discount volatility occurred in the first week of August. The average discount widened from 3.18% on August 1, 2011 to 7.85% on August 8, 2011. Once again, we were buying closed-end funds while others were selling. RNCOX added material positions in a number of global equity and covered call funds trading at discounts in the high-teens. As of September 30, 2011, the market prices and discounts on these funds are still well-below their pre-August levels.

Looking forward, we anticipate more discount volatility. Closed-end fund investors have become fair weather fans; indiscriminately selling at the first sign of trouble. Their short-term mentality drives fairly wild swings in the closed-end fund market. That being said, if/when capital markets volatility declines, we believe discounts will narrow to levels that are considered low by historical standards. Taxable closed-end funds are currently offering yields in excess of 8% in a world where the 10-year U.S. Treasury yields less than 2%. Investors hungry for yield should continue to find value in closed-end funds.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2011?

We believe the Fund is well diversified across asset classes with tactical allocations to large-cap equities and lower duration fixed income. We have increased the Fund’s overall equity exposure to 56% of assets and further diversified this exposure into international equities. The Fund’s fixed income exposure was decreased to 19% of assets following the elimination of various closed-end bond funds and exchange-traded funds.

Over the past twelve months, we have increased our cash position to 16% of assets. Given the current level of market volatility (e.g. CBOE Volatility Index above 40) and the low opportunity cost of holding cash relative to short-term bonds, we like holding cash to give us dry powder for closed-end fund trading opportunities.

The Fund’s current allocation to closed-end funds is 59% of assets. We are finding value in general equity and covered call closed-end funds. It is our view that discounts on both groups will narrow if/when Main Street sentiment improves towards stocks and we have been adding to these positions on weakness. We continue to wait for attractive buying opportunities for closed-end bond funds. We are looking for weakness in line with the levels of November/December 2010 and August 2011 before making significant investments.

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RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

The charts below further highlight our positioning:

RiverNorth Core Opportunity Fund

Portfolio asset allocations are approximations made by the Adviser.

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

Equity Capitalization Allocation(1) (percentages are based on net assets)

Annual Report | September 30, 2011	7

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

Fixed Income Allocation(1) (percentages are based on net assets)

(1)

Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. The Fund invests in securities (Investment Companies) that have underlying exposure to high yield securities and unrated securities of similar credit quality (commonly known as junk bonds ), as well as derivatives of such securities, and therefore is likely to be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. The underlying securities of these investments are considered predominately speculative with respect to the issuers continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these underlying securities and therefore the Fund’s investment in securities that have high yield exposure. Small-Cap and Mid-Cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Holdings are subject to change.

RiverNorth/DoubleLine Strategic Income Fund

The RiverNorth/DoubleLine Strategic Income Fund (RNSIX and RNDLX; the “Fund”) consists of three distinct fixed income strategies (or sleeves) and the Fund’s exposure to each sleeve is tactically managed.

RiverNorth Capital Management oversees the Tactical Closed-end Fund Income Strategy. The strategy is designed to provide diversified exposure to the fixed income market through opportunistic investments in closed-end funds. RiverNorth utilizes a combination of short-and long-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end bond funds. RiverNorth uses proprietary screening and algorithmic trading models to enhance the closed-end fund strategy. We believe that opportunistic, discount-based investments in closed-end fund shares can earn excess returns over the closed-end fund’s benchmark index.

The second sleeve is the Opportunistic Income Strategy managed by DoubleLine Capital. The strategy incorporates DoubleLine’s “best ideas” and has a flexible mandate with a current focus on non-agency and agency mortgage-backed securities (“MBS”).

8	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

The two niche strategies are combined with a third sleeve, the Core Fixed Income Strategy, also managed by DoubleLine. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve superior risk-adjusted returns within the diverse fixed income universe. DoubleLine’s Asset Allocation Committee, led by Jeffrey Gundlach, determines which fixed income sectors to over- or underweight based upon their qualitative and quantitative analyses.

We believe the combination and the tactical management of these three unique but complementary strategies creates a novel approach to investing in today’s fixed income environment.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

Since inception through September 30, 2011, the Fund returned 8.97% (RNSIX) and 8.88% (RNDLX). The Barclays Capital U.S. Aggregate Bond Index returned 7.02%, during the same period.

Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	8.97%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	8.88%
Barclays Capital U.S. Aggregate Bond Index(2)	7.02%

(1)	Inception date is December 30, 2010. Since Inception return is cumulative, not annualized.
(2)

The Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index) is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The RiverNorth/DoubleLine Strategic Income Fund’s Total Annual Operating Expense as disclosed in the prospectus is 1.20% for Class I Shares and 1.45% for Class R Shares. The Adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the Underlying Funds in which the fund invest; and extraordinary expenses) 0.95% for Class I Shares 1.20% for Class R Shares of the average daily net assets of the Fund through January 31, 2012.

Annual Report | September 30, 2011	9

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund’s relative performance during the period?

RiverNorth Tactical Closed-end Income Sleeve:

Active trading of closed-end funds generated positive returns for the Fund. Additionally, tactical management of the total exposure to closed-end funds helped improve the sleeve’s performance. During the reporting period, the market price return of the closed-end fund portfolio exceeded the net asset value return due to discount narrowing.

DoubleLine Opportunistic Income Sleeve:

Long duration agency collateralized mortgage obligations such as inverse floaters had large price gains in addition to high interest returns. Non-agency MBS were flat to slightly negative in price since inception, however, they experienced high income returns given their fixed coupons and low dollar prices. Of the non-agency MBS subsectors, Prime (conforming mortgages with prime borrowers) was the best performing collateral with lower quality collateral returns lagging.

DoubleLine Core Fixed Income Sleeve:

Due to the significant drop in interest rates over the year, along with a general flight to quality, the U.S. government portion of the portfolio contributed significantly to the portfolio’s outperformance. The MBS portion also outperformed despite having a shorter duration than the Barclays Capital U.S. Aggregate Bond Index. The corporate bonds performed in line with both the

10	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2011(Unaudited)

credit sector of the benchmark while the allocation to emerging markets detracted from performance, particularly over the 3rd quarter.

What was the closed-end fund environment like since inception of the RiverNorth/DoubleLine Strategic Income Fund and current outlook?

Since inception, the average discount on taxable bond funds was 2.17% (Morningstar US All Taxable Fixed Income Unweighted Index). As of September 30, 2011, roughly 17% and 49% of taxable bond funds were trading at discounts wider than 10% and 5%, respectively.

Panicky investors caused discount volatility to surge in August 2011. Reasons for the fear included, but were not limited to, the escalating debt crisis in Europe, the slowing U.S. economy and the rising awareness of our country’s fiscal deficit. The intense selling pressure pushed the average taxable bond discount from 2.42% on August 1, 2011 to 9.06% on August 8, 2011. RiverNorth welcomed the discount volatility and opportunistically increased the Fund’s closed-end fund exposure. We believe the best time to buy a closed-end fund is when others are rushing towards the exit.

All Taxable Fixed-Income CEF Discounts

Looking forward, we anticipate more discount volatility. Investors’ risk-on/risk-off mentality to owning closed-end funds drives fairly wild swings in the market. That being said, we believe the volatility will be tempered by investors’ hunger for yield. In today’s low interest rate environment, the relatively high distribution rates on taxable closed-end funds look attractive to many buyers. Closed-end funds utilize leverage to enhance their distribution yields. As of September 30, 2011, the average distribution on taxable closed-end funds was 8.3%. This compares favorably to the 2.4% yield on the Barclays Capital U.S. Aggregate Bond Index.

Annual Report | September 30, 2011	11

RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

All Taxable Closed-End Fund Yield

Source: RiverNorth Capital Management LLC and Morningstar

What was the fixed-income environment like since inception of the RiverNorth/DoubleLine Strategic Income Fund and current outlook?

The prevailing sentiment at DoubleLine entering 2011 was one of deflationary forces. Given the continued deterioration in the housing market, DoubleLine’s thoughts were for a low rate environment with potential to add duration to the portfolios at 10-year U.S. Treasury yields of 3.5%-4.0%. 2011 started the year with 10-year U.S. Treasury yields at 3.30% and investors with a risk on mentality – this pushed 10-year yields to roughly 3.75%. DoubleLine took that opportunity to add duration to the Opportunistic Income sleeve in the Fund. Concerns over the Greece’s fiscal house once again resurfaced in late spring which turned investor’s attitude towards risk as a negative and they began to exit the markets in masses returning to the safety of the now downgraded US Treasury market pushing yields to historic lows. Along the way the Federal Reserve announced shorts rates will be anchored until 2013. The third quarter ended with 10-year U.S. Treasury yields at 1.92%. Currently, we still believe rates will remain low for an extended period of time. The housing market has years of bumping along before a recovery. Short-term global monetization programs will continue to create volatility in the markets as risk trades are put on and then taken off.

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RiverNorth Funds	Shareholder Letter
September 30, 2011 (Unaudited)

How was the Fund positioned at the end of September 2011?

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)

Sector Breakdown(1)

(1)	Holdings subject to change.

Annual Report | September 30, 2011	13

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2011 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Core Opportunity Fund or RiverNorth/DoubleLine Strategic Income Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2011 and held for the six months ended September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 04/01/2011	Ending Account Value 09/30/2011	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Actual	$1,000.00	$878.20	1.45%	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,058.00	0.95%	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Class R Shares
Actual	$1,000.00	$1,057.80	1.20%	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

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RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2011

Shares/Description		Value
CLOSED-END FUNDS - 57.94%
908,104	Adams Express Co.	$8,363,638
532,382	AllianceBernstein Income Fund, Inc.	4,243,085
57,674	Apollo Senior Floating Rate Fund, Inc.	908,942
681,996	BlackRock Credit Allocation Income Trust II, Inc.	6,369,843
243,789	BlackRock Credit Allocation Income Trust III, Inc.	2,408,635
964,545	BlackRock Credit Allocation Income Trust IV, Inc.	11,072,977
653,052	Boulder Growth & Income Fund, Inc.	3,565,664
273,671	Boulder Total Return Fund, Inc.(a)	3,694,558
268,313	Calamos Convertible and High Income Fund	2,978,274
446,479	Calamos Strategic Total Return Fund	3,553,973
90,000	Central Europe and Russia Fund, Inc.	2,739,600
22,543	ClearBridge Energy MLP Opportunity Fund, Inc.	374,214
535,437	Clough Global Equity Fund	6,248,550
1,213,386	Clough Global Opportunities Fund	12,801,222
367,900	Eaton Vance Enhanced Equity Income Fund	3,598,062
47,537	Eaton Vance Floating-Rate Income Trust	669,796
516,789	Eaton Vance Risk-Managed Diversified Equity Income Fund	5,658,840
52,847	Eaton Vance Senior Floating-Rate Trust	750,956
444,617	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	4,855,218
706,625	Eaton Vance Tax-Managed Diversified Equity Income Fund	6,027,511
1,350,049	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	13,176,478
1,579,368	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	12,634,944
357,972	Fifth Street Finance Corp.	3,336,299
11,074	First Trust Senior Floating Rate Income Fund II	148,613
498,033	Gabelli Dividend & Income Trust	6,818,072
388,645	General American Investors Co., Inc.	8,923,289
70,892	Guggenheim Build America Bonds Managed Duration Trust	1,419,967
214,797	H&Q Life Sciences Investors Fund	2,246,777
59,150	Highland Credit Strategies Fund	366,730
344,690	ING Prime Rate Trust	1,764,813
210,602	Invesco Van Kampen Dynamic Credit Opportunities Fund	2,242,911
153,067	Invesco Van Kampen Senior Income Trust	645,943
4,316,281	Liberty All Star Equity Fund	17,696,752
247,506	LMP Capital and Income Fund, Inc.	2,833,944
473,714	Macquarie Global Infrastructure Total Return Fund, Inc.	7,257,298
365,719	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	5,291,954
25,682	Nuveen Floating Rate Income Fund	260,159
1,272,560	Nuveen Multi -Strategy Income and Growth Fund	9,544,200
1,817,154	Nuveen Multi-Strategy Income and Growth Fund 2	14,282,830
229,646	PIMCO Income Opportunity Fund	5,651,588
669,249	PIMCO Income Strategy Fund II	5,869,314
490,419	Royce Focus Trust, Inc.	2,962,131
1,806,506	Royce Value Trust, Inc.	20,016,086
376,477	SunAmerica Focused Alpha Growth Fund,Inc.	6,641,054
1,214,541	TCW Strategic Income Fund, Inc.	6,048,414
100,000	Templeton Emerging Markets Fund	1,681,000

Annual Report | September 30, 2011	15

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2011

Shares/Description		Value
996,396	Tri-Continental Corp.	$12,674,157
156,599	Wells Fargo Advantage Multi-Sector Income Fund	2,225,272
172,041	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,974,589
263,992	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	3,334,219
3,632,391	Zweig Total Return Fund, Inc.	11,005,781

TOTAL CLOSED-END FUNDS (Cost $279,891,203)		282,859,136

MUTUAL FUNDS - 4.32%
533,820	Calamos Convertible Fund - Class A	9,603,429
1,111,161	Eaton Vance Floating-Rate Advantaged Fund	11,489,401

TOTAL MUTUAL FUNDS (Cost $15,487,073)		21,092,830

EXCHANGE-TRADED FUNDS - 18.76%
100,000	iShares MSCI EAFE Index Fund	4,778,000
176,839	iShares MSCI Emerging Markets Index Fund	6,206,165
60,537	iShares Russell 1000 Growth Index Fund	3,183,035
487,153	iShares S&P 100 Index Fund	25,054,279
30,000	iShares S&P Global 100 Index Fund	1,608,600
327,568	Powershares FTSE RAFI US 1000 Portfolio	16,021,351
118,563	Rydex Russell Top 50 ETF	9,769,591
111,000	SPDR Barclays Capital Convertible Securities ETF	3,954,930
63,914	SPDR S&P 500 ETF	7,231,869
247,860	Vanguard MSCI EAFE ETF	7,468,022
175,300	Vanguard MSCI Emerging Markets ETF	6,280,999

TOTAL EXCHANGE-TRADED FUNDS (Cost $93,317,194)		91,556,841

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 0.19%
12,100	Affiliated Managers Group, Inc.(a)	944,405

TOTAL HOLDING & INVESTMENT MANAGEMENT COMPANIES (Cost $634,253)		944,405

PREFERRED STOCKS - 0.82%
64,103	General American Investors Co., Inc., Series B, 5.950%	1,639,114

16	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2011

Shares/Description		Value
92,500	Kayne Anderson MLP Investment Co., Series D, 4.950%	$2,359,675

TOTAL PREFERRED STOCKS (Cost $3,825,799)		3,998,789

REAL ESTATE INVESTMENT TRUSTS - 1.51%
355,035	Apollo Commercial Real Estate Finance, Inc.	4,675,811
208,533	Colony Financial, Inc.	2,694,246

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,382,783)		7,370,057

TOTAL INVESTMENTS - 83.54% (Cost $402,538,305)		407,822,058
CASH - 15.48%		75,567,253
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.98%		4,805,842

NET ASSETS - 100.00%		$488,195,153

(a)	Non-income producing security.

Common Abbreviations:

ETF - Exchange Traded Fund.

MLP – Master Limited Partnership.

MSCI – Morgan Stanley Capital International.

S&P – Standard & Poor’s.

SPDR – Standard & Poor’s Depository Receipts.

See Notes to Financial Statements.

Annual Report | September 30, 2011	17

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Shares/Description		Value
CLOSED-END FUNDS - 18.48%
919,822	AllianceBernstein Income Fund, Inc.	$7,330,981
246,496	Apollo Senior Floating Rate Fund, Inc.	3,884,777
309,764	BlackRock Build America Bond Trust	6,257,233
257,601	BlackRock Credit Allocation Income Trust I, Inc.	2,264,313
197,900	BlackRock Credit Allocation Income Trust II, Inc.	1,848,386
283,748	BlackRock Credit Allocation Income Trust III, Inc.	2,803,430
451,650	BlackRock Credit Allocation Income Trust IV, Inc.	5,184,942
21,048	BlackRock Diversified Income Strategies Fund, Inc.	193,431
7,100	BlackRock Floating Rate Income Strategies Fund, Inc.	90,383
111,054	BlackRock Income Opportunity Trust, Inc.	1,089,440
291,594	BlackRock Income Trust, Inc.	2,102,393
95,510	BlackRock Limited Duration Income Trust	1,517,654
254,901	Calamos Convertible and High Income Fund	2,829,401
66,889	Calamos Convertible Opportunities and Income Fund	759,190
187,604	DWS Global High Income Fund, Inc.	1,348,873
37,000	Eaton Vance Floating-Rate Income Trust	521,330
148,120	Eaton Vance Limited Duration Income Fund	2,171,439
90,450	Eaton Vance Senior Floating-Rate Trust	1,285,294
10,200	Eaton Vance Senior Income Trust	64,362
167,277	Eaton Vance Short Duration Diversified Income Fund	2,691,487
49,021	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	811,788
262,641	Federated Enhanced Treasury Income Fund	3,939,615
17,815	First Trust Senior Floating Rate Income Fund II	239,077
141,450	First Trust Strategic High Income Fund	488,003
132,167	First Trust Strategic High Income Fund III	524,703
129,838	Guggenheim Build America Bonds Managed Duration Trust	2,600,655
11,600	Helios Advantage Income Fund, Inc.	87,696
29,876	Helios Multi-Sector High Income Fund, Inc.	153,264
76,503	Helios Strategic Income Fund, Inc.	406,996
142,301	Highland Credit Strategies Fund	882,266
499,867	ING Prime Rate Trust	2,559,319
248,532	Invesco Van Kampen Dynamic Credit Opportunities Fund	2,646,866
439,051	Invesco Van Kampen Senior Income Trust	1,852,795
127,328	Montgomery Street Income Securities, Inc.	1,986,317
10,780	Morgan Stanley Emerging Markets Debt Fund, Inc.	104,243
285,728	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	4,134,484
29,058	Nuveen Build America Bond Opportunity Fund	614,286
58,900	Nuveen Build American Bond Term Fund	1,175,055
47,689	Nuveen Floating Rate Income Fund	483,090
76,724	Nuveen Multi-Currency Short-Term Government Income Fund	998,179
118,500	Nuveen Multi-Strategy Income and Growth Fund	888,750
249,844	Nuveen Multi-Strategy Income and Growth Fund 2	1,963,774
2,891	Nuveen Short Duration Credit Opportunities Fund	49,638
56,366	PIMCO Income Opportunity Fund	1,387,167

18	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Shares/Description		Value
14,862	PIMCO Income Strategy Fund	$149,066
220,636	PIMCO Income Strategy Fund II	1,934,978
31,123	Putnam Master Intermediate Income Trust	157,171
347,247	Wells Fargo Advantage Multi-Sector Income Fund	4,934,380
121,248	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,096,378
66,631	Western Asset Inflation Management Fund, Inc.	1,161,378

TOTAL CLOSED-END FUNDS (Cost $91,073,408)		87,650,116

PREFERRED STOCKS - 0.88%
3,909	General American Investors Co., Inc., Series B, 5.950%	99,953
48,014	The GDL Fund, Series B, 7.000%	2,496,728
154,100	Tortoise Energy Capital Corp., 5.000%	1,568,738

TOTAL PREFERRED STOCKS (Cost $4,166,746)		4,165,419

REAL ESTATE INVESTMENT TRUSTS - 0.63%
150,124	Apollo Commercial Real Estate Finance, Inc.	1,977,133
79,048	Colony Financial, Inc.	1,021,300

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost 3,630,934)		2,998,433

Principal Amount/Description		Rate	Maturity	Value
CORPORATE BONDS - 14.04%
Argentina - 0.20%
$400,000	Pan American Energy LLC(a)	7.88%	05/07/2021	404,480
150,000	Provincia de Neuquen Argentina(b)	7.88%	04/26/2021	142,500
350,000	YPF SA	10.00%	11/02/2028	390,250

				937,230

Australia - 0.15%
700,000	Australia & New Zealand Banking Group Ltd.(b)	4.88%	01/12/2021	728,612

				728,612

Bermuda - 0.21%
200,000	Digicel Ltd.(b)	8.25%	09/01/2017	190,000
400,000	Inkia Energy Ltd.(a)	8.38%	04/04/2021	396,000

Annual Report | September 30, 2011	19

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$400,000	Qtel International Finance Ltd.(a)	3.38%	10/14/2016	$402,250

				988,250

Brazil - 0.35%
400,000	Banco do Nordeste do Brasil SA(a)	3.63%	11/09/2015	398,000
600,000	Cosan Overseas Ltd.	8.25%	12/31/2049	570,000
200,000	Globo Comunicacao e Participacoes SA(a)	7.25%	04/26/2022	208,000
300,000	Globo Comunicacao e Participacoes SA(a)(c)	6.25%	07/20/2049	308,250
200,000	JBS SA(a)	10.50%	08/04/2016	192,000

				1,676,250

British Virgin Islands - 0.17%
100,000	C10 Capital SPV Ltd.(a)(d)	6.72%	12/31/2049	47,500
200,000	Gold Fields Orogen Holding BVI Ltd.(b)	4.88%	10/07/2020	184,711
200,000	Gold Fields Orogen Holding BVI Ltd.(a)	4.88%	10/07/2020	184,461
400,000	Hongkong Electric Finance Ltd.	4.25%	12/14/2020	398,774

				815,446

Canada - 0.59%
250,000	Hydro Quebec	2.00%	06/30/2016	255,599
100,000	Hydro Quebec	7.50%	04/01/2016	124,389
600,000	Pacific Rubiales Energy Corp.(a)	8.75%	11/10/2016	659,250
700,000	Province of Ontario Canada	2.30%	05/10/2016	726,429
200,000	PTTEP Canada International Finance Ltd.(a)	5.69%	04/05/2021	203,600
800,000	Royal Bank of Canada	2.30%	07/20/2016	810,243

				2,779,510

Cayman Islands - 0.70%
200,000	AES Andres Dominicana Ltd.(a)	9.50%	11/12/2020	200,000
400,000	EGE Haina Finance Co.(a)	9.50%	04/26/2017	406,000
200,000	Hutchison Whampoa International 10 Ltd.(a)(d)	6.00%	10/28/2049	192,500
100,000	Industrial Subordinated Trust(b)	8.25%	07/27/2021	103,000
100,000	Minerva Overseas II Ltd.(a)	10.88%	11/15/2019	80,000
350,000	Odebrecht Finance Ltd.(a)	7.50%	09/29/2049	343,438
500,000	Petrobras International Finance Co. - Pifco	3.88%	01/27/2016	501,000
950,000	Transocean, Inc.	6.00%	03/15/2018	1,013,928
500,000	Vale Overseas Ltd.	4.63%	09/15/2020	490,000

				3,329,866

Chile - 0.28%
180,000	AES Gener SA(b)	5.25%	08/15/2021	175,387
250,000	Automotores Gildemeister SA(b)	8.25%	05/24/2021	239,375

20	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$200,000	Automotores Gildemeister SA(a)	8.25%	05/24/2021	$191,500
200,000	Cencosud SA(a)	5.50%	01/20/2021	201,314
500,000	Codelco, Inc.(a)	3.75%	11/04/2020	499,558

				1,307,134

Colombia - 0.04%
200,000	BanColombia SA(b)	5.95%	06/03/2021	195,500

				195,500

Cyprus - 0.02%
100,000	Alfa MTN Markets Ltd. for ABH Financial Ltd(a)	8.20%	06/25/2012	100,850

				100,850

El Salvador - 0.02%
100,000	Telemovil Finance Co. Ltd.(a)	8.00%	10/01/2017	98,000

				98,000

European Union - 0.30%
1,100,000	Corp. Andina de Fomento	3.75%	01/15/2016	1,119,220
300,000	Eurasian Development Bank(a)	7.38%	09/24/2014	306,744

				1,425,964

France - 0.36%
1,150,000	France Telecom SA	2.75%	09/14/2016	1,143,253
550,000	Sanofi	2.63%	03/29/2016	569,988

				1,713,241

Germany - 0.08%
400,000	Deutsche Bank AG	3.25%	01/11/2016	392,817

				392,817

Great Britain - 0.40%
500,000	BP Capital Markets PLC	4.75%	03/10/2019	551,050
650,000	British Telecommunications PLC	5.95%	01/15/2018	724,516
600,000	HSBC Holdings PLC	5.10%	04/05/2021	619,893

				1,895,459

Ireland - 0.04%
200,000	AK Transneft OJSC Via TransCapitalInvest Ltd.(a)	5.67%	03/05/2014	201,400

				201,400

Kazakhstan - 0.01%
60,000	BTA Bank JSC(a)(c)	10.75%	07/01/2018	27,000

				27,000

Luxembourg - 0.42%
200,000	ArcelorMittal	5.38%	06/01/2013	204,181
250,000	ArcelorMittal	3.75%	08/05/2015	233,753

Annual Report | September 30, 2011	21

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$100,000	Bank of Moscow OJSC Via Kuznetski Capital(d)	5.97%	11/25/2015	$88,500
660,000	Covidien International Finance SA	2.80%	06/15/2015	685,207
500,000	Gazprom OAO Via Gaz Capital SA(a)	5.09%	11/29/2015	495,000
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(b)(d)	6.00%	06/03/2021	172,000
100,000	VTB Bank OJSC Via VTB Capital SA(a)	6.55%	10/13/2020	93,065

				1,971,706

Mexico - 0.52%
100,000	America Movil SAB de CV	6.13%	03/30/2040	105,000
200,000	Banco Mercantil del Norte SA(a)	4.38%	07/19/2015	201,000
400,000	Banco Mercantil del Norte SA(a)(d)	6.86%	10/13/2021	396,000
600,000	Controladora Comercial Mexicana SAB de CV(a)	7.00%	06/30/2018	573,000
300,000	Empresas ICA SAB de CV(a)	8.90%	02/04/2021	267,000
500,000	Gruma SAB de CV(a)	7.75%	03/03/2099	500,000
100,000	Ixe Banco SA(a)	9.25%	10/14/2020	111,500
300,000	Sigma Alimentos SA de CV(a)	6.88%	12/16/2019	310,500

				2,464,000

Netherlands - 0.27%
200,000	Banco Continental SA via Continental Trustees Cayman Ltd.(a)(d)	7.38%	10/07/2020	194,000
400,000	Koninklijke KPN NV	8.38%	10/01/2030	517,232
200,000	Marfrig Holding Europe BV(b)	8.38%	05/09/2018	128,000
200,000	VimpelCom Holdings BV(b)	7.50%	03/01/2022	161,500
300,000	WPE International Cooperatief UA(a)	10.38%	09/30/2020	273,000

				1,273,732

Norway - 0.08%
400,000	Corp. Pesquera Inca SAC(a)	9.00%	02/10/2017	404,000

				404,000

Panama - 0.02%
100,000	AES El Salvador Trust(a)	6.75%	02/01/2016	98,500

				98,500

Peru - 0.15%
100,000	Banco de Credito del Peru(b)(d)	6.88%	09/16/2026	99,000
300,000	Banco de Credito del Peru(a)	4.75%	03/16/2016	292,500
100,000	Banco de Credito del Peru(a)(d)	9.75%	11/06/2069	113,000
200,000	Banco Internacional del Peru SAA(a)(d)	8.50%	04/23/2070	204,000

				708,500

22	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
Qatar - 0.06%
$250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)	5.84%	09/30/2027	$276,250

				276,250

Singapore - 0.13%
600,000	Oversea-Chinese Banking Corp. Ltd.(d)	4.25%	11/18/2019	616,303

				616,303

South Korea - 0.55%
600,000	Export-Import Bank of Korea	3.75%	10/20/2016	588,627
600,000	Industrial Bank of Korea(a)	3.75%	09/29/2016	588,030
850,000	Korea Development Bank	8.00%	01/23/2014	944,838
300,000	POSCO(b)	4.25%	10/28/2020	280,168
200,000	POSCO(b)	5.25%	04/14/2021	198,723

				2,600,386

United States - 7.92%
400,000	3M Co.	5.70%	03/15/2037	526,619
550,000	Alcoa, Inc.	6.15%	08/15/2020	558,804
875,000	Altria Group, Inc.	9.25%	08/06/2019	1,149,940
500,000	American Airlines 2011-2 Class A Pass Through Trust	8.63%	10/15/2021	495,000
800,000	American Express Credit Corp.	2.75%	09/15/2015	805,122
500,000	Anheuser-Busch InBev Worldwide, Inc.	5.38%	11/15/2014	559,366
550,000	Arrow Electronics, Inc.	3.38%	11/01/2015	545,176
75,000	AT&T, Inc.(b)	5.35%	09/01/2040	78,904
450,000	AT&T, Inc.	5.35%	09/01/2040	473,423
717,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	754,793
400,000	Biogen Idec, Inc.	6.88%	03/01/2018	491,170
700,000	Boston Properties LP	4.13%	05/15/2021	674,957
711,000	Celgene Corp.	3.95%	10/15/2020	722,671
450,000	Citigroup, Inc.	6.00%	12/13/2013	472,967
650,000	Comcast Corp.	5.85%	11/15/2015	738,419
400,000	ConocoPhillips	6.50%	02/01/2039	533,762
100,000	Credit Suisse USA, Inc.	4.88%	01/15/2015	105,430
200,000	Credit Suisse USA, Inc.	5.38%	03/02/2016	214,362
100,000	Daimler Finance North America LLC	6.50%	11/15/2013	109,859
600,000	Daimler Finance North America LLC(b)	1.88%	09/15/2014	592,828
965,000	Devon Energy Corp.	6.30%	01/15/2019	1,172,891
600,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	5.00%	03/01/2021	636,765
500,000	Drummond Co., Inc	7.38%	02/15/2016	508,750
400,000	Duke Energy Corp.	3.55%	09/15/2021	400,514
900,000	General Electric Capital Corp.	3.75%	11/14/2014	940,653
475,000	Halliburton Co.	6.15%	09/15/2019	576,913

Annual Report | September 30, 2011	23

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$600,000	Illinois Tool Works, Inc.(b)	3.38%	09/15/2021	$617,069
650,000	Intel Corp.	3.30%	10/01/2021	666,485
400,000	International Business Machines Corp.	1.95%	07/22/2016	404,252
650,000	JP Morgan Chase & Co.	4.95%	03/25/2020	689,450
350,000	Kellogg Co.	7.45%	04/01/2031	508,899
500,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	560,424
500,000	Kraft Foods, Inc.	5.38%	02/10/2020	567,562
518,000	Marathon Petroleum Corp.(b)	5.13%	03/01/2021	541,208
250,000	MetLife, Inc.	6.38%	06/15/2034	294,911
250,000	MetLife, Inc.	5.70%	06/15/2035	268,782
150,000	Midamerican Energy Holdings Co.	5.95%	05/15/2037	177,570
400,000	Midamerican Energy Holdings Co.	6.50%	09/15/2037	503,267
750,000	Motorola Solutions, Inc.	6.00%	11/15/2017	831,947
395,000	National Rural Utilities Cooperative Finance Corp.	10.38%	11/01/2018	568,920
625,000	News America, Inc.	6.65%	11/15/2037	690,826
550,000	Novartis Capital Corp.	4.40%	04/24/2020	623,489
450,000	Omnicom Group, Inc.	4.45%	08/15/2020	455,439
350,000	ONEOK Partners LP	6.13%	02/01/2041	389,496
850,000	Pemex Project Funding Master Trust	6.63%	06/15/2035	920,125
650,000	PNC Funding Corp.	4.38%	08/11/2020	676,153
400,000	Safeway, Inc.	6.25%	03/15/2014	445,604
310,000	Simon Property Group LP	5.65%	02/01/2020	340,956
220,000	Southern Copper Corp.	6.75%	04/16/2040	218,350
1,100,000	Southern Power Co.	4.88%	07/15/2015	1,201,557
200,000	Southwest Airlines Co.	5.25%	10/01/2014	214,686
100,000	Southwest Airlines Co.	5.75%	12/15/2016	111,058
442,000	Southwest Airlines Co.	5.13%	03/01/2017	474,648
300,000	Target Corp.	3.88%	07/15/2020	326,299
400,000	The Boeing Co.	6.88%	03/15/2039	556,276
925,000	The Coca-Cola Co.(b)	1.80%	09/01/2016	929,411
300,000	The Kroger Co.	5.50%	02/01/2013	316,032
200,000	The Kroger Co.	7.50%	01/15/2014	226,443
426,000	The Procter & Gamble Co.	5.55%	03/05/2037	552,011
900,000	Time Warner Cable, Inc.	5.00%	02/01/2020	958,927
800,000	United Parcel Service, Inc.	3.13%	01/15/2021	838,178
950,000	Valero Energy Corp.	6.13%	02/01/2020	1,057,220
900,000	Wal-Mart Stores, Inc.	3.25%	10/25/2020	935,553
590,000	Waste Management, Inc.	6.13%	11/30/2039	719,727
605,000	WellPoint, Inc.	5.25%	01/15/2016	674,471
200,000	WellPoint, Inc.	5.88%	06/15/2017	229,230

24	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$450,000	Xerox Corp.	4.25%	02/15/2015	$476,598

				37,599,567

TOTAL CORPORATE BONDS (Cost $66,977,053)				66,625,473

COLLATERALIZED MORTGAGE OBLIGATIONS - 23.28%
	American Home Mortgage Investment Trust
324,823	Series 2007-A(b)(c)	6.10%	01/25/2037	195,186
	Banc of America Alternative Loan Trust
195,108	Series 2005-6	6.00%	07/25/2035	166,600
1,025,456	Series 2005-6	5.50%	07/25/2035	909,547
	Banc of America Funding Corp.
1,412,502	Series 2006-2	5.50%	03/25/2036	1,288,908
	Banc of America Merrill Lynch Commercial Mortgage, Inc.
51,421,803	Series 2005-5(d)	0.18%	10/10/2045	48,645
100,000	Series 2007-1	5.45%	01/15/2017	107,142
305,000	Series 2007-4(d)	5.92%	02/10/2051	322,552
	Banc of America Mortgage Securities, Inc.
675,977	Series 2004-8	5.50%	09/25/2024	688,047
	Bank of America-First Union NB Commercial Mortgage
45,000	Series 2001-3(b)	6.56%	04/11/2037	44,932
	BCAP LLC Trust
437,035	Series 2007-AA2(d)	7.50%	04/25/2037	379,123
283,557	Series 2007-AA2	6.00%	04/25/2037	196,482
500,000	Series 2010-RR6(b)(d)	9.62%	08/26/2022	500,625
	Bear Stearns Alt-A Trust
3,839,302	Series 2006-6(d)	5.06%	11/25/2036	2,166,503
	Bear Stearns Asset Backed Securities Trust
1,379,824	Series 2005-HE3(d)	0.91%	03/25/2035	989,288
	Bear Stearns Commercial Mortgage Securities
800,000	Series 2001-TOP2(d)	6.83%	02/15/2035	797,173
150,000	Series 2005-PW10(d)	5.45%	12/11/2040	143,588
100,000	Series 2006-PW13(d)	5.58%	08/11/2016	98,878
	Chase Mortgage Finance Corp.
1,957,841	Series 2007-S3	5.50%	05/25/2037	1,902,333
	Citigroup Commercial Mortgage Trust
63,000	Series 2004-C1(d)	5.54%	04/15/2040	61,688
250,000	Series 2005-C3(d)	4.83%	05/15/2043	253,819
11,895	Series 2006-C4(d)	5.92%	03/15/2049	11,883
	Citigroup Mortgage Loan Trust, Inc.
1,800,000	Series 2006-WF1(c)	6.08%	03/25/2036	1,045,584
2,551,047	Series 2007-OPX1(c)	6.33%	01/25/2037	1,395,976

Annual Report | September 30, 2011	25

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$2,000,000	Series 2008-AR4(b)(d)	5.24%	11/25/2038	$1,240,000
1,400,000	Series 2008-AR4(b)(d)	5.55%	11/25/2038	806,626
1,485,358	Series 2010-8(b)(d)	12.29%	11/25/2036	1,142,983
	Citigroup/Deutsche Bank Commercial Mortgage Trust
532,900	Series 2005-CD1(d)	0.35%	07/15/2044	526,462
35,000	Series 2006-CD3	5.65%	10/15/2048	30,817
250,000	Series 2007-CD4	5.32%	03/11/2012	258,912
	Citimortgage Alternative Loan Trust
2,171,578	Series 2007-A1	6.00%	01/25/2037	1,492,105
427,744	Series 2007-A1(d)	5.17%	01/25/2037	64,000
330,750	Series 2007-A3(d)	6.00%	03/25/2037	228,081
752,662	Series 2007-A3(d)	5.17%	03/25/2037	113,803
2,276,469	Series 2007-A6	5.50%	06/25/2037	1,641,300
	Commercial Mortgage Asset Trust
250,000	Series 1999-C1(d)	7.23%	01/17/2032	262,831
	Commercial Mortgage Pass Through Certificates
25,000	Series 2006-C7(d)	5.97%	06/10/2046	23,947
1,231,411	Series 2010-C1(b)(d)	2.62%	07/10/2046	96,714
100,000	Series 2011-THL(b)	5.95%	08/09/2016	94,104
	Countrywide Alternative Loan Trust
1,256,468	Series 2005-20CB	5.50%	07/25/2035	1,009,040
436,771	Series 2005-54CB	5.50%	11/25/2035	338,770
1,000,000	Series 2005-6CB	5.50%	04/25/2035	820,077
1,148,231	Series 2005-86CB	5.50%	02/25/2036	815,648
2,375,123	Series 2005-9CB(d)	4.82%	05/25/2035	269,064
1,337,344	Series 2005-9CB(d)	0.73%	05/25/2035	977,020
904,870	Series 2006-12CB(d)	5.75%	05/25/2036	524,055
4,066,563	Series 2006-15CB	6.50%	06/25/2036	2,233,779
621,227	Series 2006-30T1	6.25%	11/25/2036	464,479
426,486	Series 2006-32CB	5.50%	11/25/2036	313,712
881,991	Series 2006-36T2(d)	26.98%	12/25/2036	1,280,279
3,775,815	Series 2007-23CB(d)	0.73%	09/25/2037	1,869,312
3,701,128	Series 2007-23CB(d)	6.27%	09/25/2037	841,144
	Countrywide Home Loan Mortgage Pass Through Trust
300,000	Series 2005-J4	5.50%	11/25/2035	272,360
1,587,841	Series 2007-17	6.00%	10/25/2037	1,473,110
1,466,740	Series 2007-3	6.00%	04/25/2037	1,183,770
2,000,000	Series 2007-7	5.75%	06/25/2037	1,660,328
	Credit Suisse First Boston Mortgage Securities Corp.
231,090	Series 2005-10	5.50%	11/25/2035	174,419
215,482	Series 2005-8	5.50%	08/25/2025	192,567
	Credit Suisse Mortgage Capital Certificates
498,461	Series 2006-1	6.00%	02/25/2036	345,576
619,059	Series 2006-4	5.50%	05/25/2021	583,538

26	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$1,898,655	Series 2006-5	6.25%	06/25/2036	$1,034,934
3,519,237	Series 2006-7	5.00%	08/25/2036	2,763,182
210,752	Series 2006-9	6.00%	11/25/2036	189,407
80,000	Series 2006-C3(d)	6.01%	06/15/2038	73,042
119,342,587	Series 2006-C4(b)(d)	0.75%	09/15/2039	1,392,012
1,129,935	Series 2007-2	5.00%	03/25/2037	1,088,352
860,548	Series 2007-3(d)	5.84%	04/25/2037	460,343
199,186	Series 2007-4	6.00%	06/25/2037	173,158
	Crest Dartmouth Street
1,000,000	Series 2003-1A(b)(d)	1.86%	06/28/2038	913,750
	CSAB Mortgage Backed Trust
262,877	Series 2007-1(d)	5.90%	05/25/2037	143,707
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust
924,958	Series 2005-6(d)	4.85%	12/25/2035	107,828
458,194	Series 2005-6(d)	1.63%	12/25/2035	275,075
	Deutsche Mortgage Securities, Inc.
331,714	Series 2006-PR1(b)(d)	11.80%	04/15/2036	350,062
	First Horizon Alternative Mortgage Securities
248,486	Series 2005-FA6	5.50%	09/25/2035	201,190
297,085	Series 2006-FA7	6.25%	12/25/2036	214,900
501,056	Series 2007-FA2	6.00%	04/25/2037	345,132
	GE Capital Commercial Mortgage Corp.
1,065,000	Series 2002-2A(b)(d)	6.31%	08/11/2036	1,069,913
	GMAC Commercial Mortgage Securities, Inc.
200,000	Series 2006-C1(d)	5.29%	11/10/2045	191,702
	Greenwich Capital Commercial Funding Corp.
10,000	Series 2004-FL2A(b)(d)	0.63%	11/05/2019	9,606
250,000	Series 2007-GG9	5.44%	03/10/2039	260,434
	GS Mortgage Securities Corp. II
250,000	Series 2006-GG6(d)	5.62%	04/10/2038	229,500
20,557,154	Series 2006-GG6(b)(d)	0.17%	04/10/2038	35,996
20,000	Series 2007-GG10(d)	6.00%	08/10/2045	20,880
596,854	Series 2011-GC3(b)(d)	1.34%	03/10/2044	35,438
	GSAA Trust
1,055,518	Series 2005-7(d)	4.48%	05/25/2035	1,011,543
890,502	Series 2006-18(c)	5.68%	11/25/2036	493,752
301,964	Series 2006-6(d)	5.32%	03/25/2036	146,183
1,607,043	Series 2007-2(c)	6.10%	03/25/2037	952,003
	HSBC Asset Loan Obligation
1,383,937	Series 2007-2	5.50%	09/25/2037	1,341,604
	Indymac IMSC Mortgage Loan Trust
2,869,030	Series 2007-F2	6.50%	07/25/2037	1,409,856
	JP Morgan Alternative Loan Trust
990,368	Series 2005-S1	6.00%	12/25/2035	811,286

Annual Report | September 30, 2011	27

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$352,709	Series 2006-S1	5.00%	02/25/2021	$300,969
2,657,759	Series 2006-S3(c)	6.12%	08/25/2036	2,331,131
	JP Morgan Chase Commercial Mortgage Securities Corp.
948,118	Series 2006-LDP8(d)	0.75%	05/15/2045	19,846
200,000	Series 2007-C1	5.72%	11/15/2017	212,666
100,000	Series 2007-CB18(d)	5.47%	02/12/2017	89,805
100,000	Series 2007-CB19(d)	5.93%	05/12/2017	87,840
50,000	Series 2007-CB19(d)	5.93%	02/12/2049	53,249
	JP Morgan Mortgage Acquisition Corp.
500,000	Series 2006-CH2(c)	5.46%	10/25/2036	265,859
2,000,000	Series 2007-CH1(c)	5.86%	05/25/2015	1,363,010
	JP Morgan Mortgage Trust
1,163,580	Series 2007-S3	6.00%	07/25/2037	1,004,126
710,977	Series 2007-S3	6.00%	08/25/2037	593,826
	LB-UBS Commercial Mortgage Trust
650,000	Series 2001-C2(b)	7.29%	09/15/2034	647,245
	Lehman Mortgage Trust
2,046,079	Series 2006-6	5.50%	10/25/2036	1,300,453
5,521,426	Series 2006-7(d)	0.48%	11/25/2036	742,577
5,521,426	Series 2006-7(d)	7.52%	11/25/2036	1,517,371
3,438,910	Series 2006-8(d)	0.65%	12/25/2036	1,505,345
3,438,910	Series 2006-8(d)	6.35%	12/25/2036	833,935
1,128,525	Series 2007-10	6.50%	01/25/2038	943,567
	Lehman XS Trust
1,716,957	Series 2006-5(c)	5.89%	04/25/2036	1,458,876
	MASTR Asset Securitization Trust
412,908	Series 2003-1	5.75%	02/25/2033	412,406
515,583	Series 2003-2	5.75%	04/25/2033	515,481
567,933	Series 2005-1	5.00%	05/25/2035	568,490
	Merrill Lynch Mortgage Trust
200,000	Series 2005-CKI1(d)	5.39%	11/12/2037	195,729
	Merrill Lynch/Countrywide Commercial Mortgage Trust
90,000	Series 2006-3(d)	5.46%	09/12/2016	83,906
55,000	Series 2007-8(d)	6.10%	08/12/2049	58,277
	Morgan Stanley Capital I
100,000	Series 2006-HQ9	5.69%	07/12/2044	104,250
45,000	Series 2007-HQ11(d)	5.45%	02/12/2044	48,482
90,662	Series 2007-HQ12(d)	5.77%	04/12/2049	91,762
45,331	Series 2007-HQ12(d)	0.48%	04/12/2049	42,929
	Morgan Stanley Dean Witter Capital I
1,042,000	Series 2001-TOP5(b)	6.00%	10/15/2035	1,035,682
	Morgan Stanley Mortgage Loan Trust
484,564	Series 2006-11	6.00%	08/25/2036	346,529
2,795,970	Series 2006-7	6.00%	06/25/2036	2,083,517

28	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$818,122	Series 2007-3XS(c)	5.70%	01/25/2047	$451,354
	Morgan Stanley Reremic Trust
1,028,606	Series 2011-R1(b)(d)	5.94%	02/26/2037	918,031
	Nomura Asset Acceptance Corp.
2,000,000	Series 2005-AP3(d)	5.32%	08/25/2035	1,246,382
	N-Star Real Estate CDO Ltd.
265,706	Series 2004-2A(b)(d)	0.59%	06/28/2039	251,092
	Prime Mortgage Trust
559,523	Series 2006-1	5.50%	06/25/2036	411,074
190,231	Series 2006-DR1(b)	5.50%	05/25/2035	164,654
	RBSGC Mortgage Pass Through Certificates
670,589	Series 2008-B(b)	6.00%	06/25/2037	534,793
	Residential Accredit Loans, Inc.
1,010,184	Series 2004-QS15	5.25%	11/25/2034	929,692
1,015,364	Series 2006-QS4	6.00%	04/25/2036	691,196
3,235,410	Series 2006-QS6	6.00%	06/25/2036	2,051,189
2,305,259	Series 2006-QS6	6.00%	06/25/2036	1,461,490
952,766	Series 2006-QS7(d)	5.37%	06/25/2036	135,684
317,589	Series 2006-QS7(d)	0.63%	06/25/2036	139,983
397,049	Series 2006-QS8(d)	0.68%	08/25/2036	190,417
1,191,147	Series 2006-QS8(d)	5.32%	08/25/2036	174,123
252,052	Series 2007-QS6	6.25%	04/25/2037	158,461
35,513	Series 2007-QS6(d)	53.05%	04/25/2037	73,696
500,000	Series 2008-QR1	6.00%	08/25/2036	252,795
	Residential Asset Mortgage Products, Inc.
298,668	Series 2004-RS4(d)	5.07%	04/25/2034	278,321
	Residential Asset Securities Corp.
2,500,000	Series 2004-KS6(d)	5.85%	07/25/2034	1,951,805
	Residential Asset Securitization Trust
1,154,101	Series 2006-A1	6.00%	04/25/2036	826,481
2,466,428	Series 2006-A2	6.00%	05/25/2036	1,763,000
1,667,632	Series 2006-A6	6.50%	07/25/2036	1,022,527
266,357	Series 2006-A8	6.50%	08/25/2036	157,805
1,264,403	Series 2006-A8	6.00%	08/25/2036	958,908
563,834	Series 2006-A8(d)	5.67%	08/25/2036	108,900
266,350	Series 2007-A6	6.00%	06/25/2037	188,286
	Residential Funding Mortgage Securities I
1,079,294	Series 2006-S6	6.00%	07/25/2036	903,158
1,758,446	Series 2007-S3	6.00%	03/25/2037	1,423,511
1,520,582	Series 2007-S6	6.00%	06/25/2037	1,211,302
	Structured Asset Securities Corp.
574,923	Series 2005-RF1(b)(d)	0.58%	03/25/2035	466,280
574,923	Series 2005-RF1(b)(d	5.47%	03/25/2035	85,809

Annual Report | September 30, 2011	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
	TBW Mortgage Backed Pass Through Certificates
$2,516,594	Series 2006-2	7.00%	07/25/2036	$901,769
	Wachovia Bank Commercial Mortgage Trust
20,316,235	Series 2006-C27(b)(d)	0.09%	07/15/2045	167,690
1,931,452	Series 2006-C29(d)	0.53%	11/15/2048	31,813
	Washington Mutual Alternative Mortgage Pass Through Certificates
200,000	Series 2005-9	5.50%	11/25/2035	147,369
1,543,674	Series 2006-5	6.00%	07/25/2036	922,724
	Wells Fargo Alternative Loan Trust
2,765,023	Series 2007-PA2	0.66%	06/25/2037	1,425,958
2,765,023	Series 2007-PA2	5.84%	06/25/2037	497,730
1,233,297	Series 2007-PA3	5.75%	07/25/2037	844,743
	Wells Fargo Mortgage Backed Securities Trust
311,650	Series 2006-11	6.00%	09/25/2036	308,990
630,313	Series 2006-2	5.50%	03/25/2036	506,406
440,947	Series 2006-2	5.75%	03/25/2036	431,157
225,182	Series 2006-AR1(d)	5.39%	03/25/2036	224,071
1,382,214	Series 2007-10	6.00%	07/25/2037	1,239,074
3,722,059	Series 2007-2	6.00%	03/25/2037	3,219,871

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $110,570,555)				110,435,704

FOREIGN GOVERNMENT AGENCY ISSUES - 0.44%
1,000,000	Chile Government International Bond	3.25%	09/14/2021	977,500
250,000	Development Bank of Kazakhstan JSC	6.00%	03/23/2026	219,080
800,000	Mexico Government International Bond	5.63%	01/15/2017	895,200

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $2,116,842)				2,091,780

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.97%
	Federal Home Loan Banks
3,050,000	Series 1	0.30%	09/10/2012	3,050,741
1,500,000	Federal Home Loan Mortgage Corp.	0.63%	12/28/2012	1,506,112
	Federal Home Loan Mortgage Corp. REMICS
3,813,947	Series 2003-2722(d)	9.63%	12/15/2033	4,470,194
899,326	Series 2005-R003	5.50%	10/15/2035	1,042,120
484,031	Series 2007-3261(d)	6.20%	01/15/2037	73,497
2,860,358	Series 2007-3382(d)	5.77%	11/15/2037	300,172
8,613,772	Series 2008-3423(d)	5.42%	03/15/2038	921,381
754,602	Series 2009-3524	6.00%	06/15/2038	803,086

30	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$691,045	Series 2009-3549(d)	5.57%	07/15/2039	$78,992
1,452,155	Series 2010-3688	4.00%	07/15/2029	1,511,489
329,029	Series 2010-3738(d)	11.50%	10/15/2040	350,149
190,536	Series 2010-3739(d)	9.54%	11/15/2039	199,604
253,464	Series 2010-3745(d)	9.54%	10/15/2040	256,696
1,947,216	Series 2010-3745(d)	9.54%	10/15/2040	2,032,868
907,235	Series 2010-3747(d)	14.31%	10/15/2040	982,069
1,276,786	Series 2010-3758(d)	5.39%	05/15/2039	1,283,709
238,469	Series 2010-3764(d)	9.44%	11/15/2040	246,088
485,532	Series 2010-3766(d)	9.54%	11/15/2040	504,767
750,000	Series 2010-3779	3.50%	12/15/2030	778,828
250,000	Series 2010-3779	4.00%	12/15/2030	267,874
481,251	Series 2010-3779	4.50%	12/15/2040	478,018
293,718	Series 2010-3780(d)	9.44%	12/15/2040	297,434
240,425	Series 2011-3786(d)	9.04%	01/15/2041	241,800
2,423,322	Series 2011-3793(d)	9.34%	01/15/2041	2,490,411
1,026,980	Series 2011-3795	4.00%	01/15/2041	1,062,248
185,699	Series 2011-3796(d)	9.44%	01/15/2041	189,847
430,046	Series 2011-3798(d)	9.04%	11/15/2040	428,859
371,754	Series 2011-3805(d)	9.04%	02/15/2041	372,538
1,548,792	Series 2011-3806	5.50%	07/15/2034	1,876,171
600,000	Series 2011-3808	3.50%	02/15/2031	605,625
244,625	Series 2011-3809(d)	9.12%	02/15/2041	246,958
500,000	Series 2011-3824	3.50%	03/15/2031	504,687
2,000,000	Series 2011-3824(d)	6.87%	08/15/2036	519,366
1,926,702	Series 2011-3838(d)	8.40%	04/15/2041	1,884,773
567,955	Series 2011-3857(d)	8.80%	05/15/2041	468,690
1,476,776	Series 2011-3863	5.50%	08/15/2034	1,733,114
2,000,000	Series 2011-3864(d)	8.82%	05/15/2041	2,026,846
1,013,813	Series 2011-3871	5.50%	06/15/2041	1,236,759
1,800,000	Series 2011-3888	4.00%	07/15/2041	1,826,102
2,821,039	Series 2011-3894	4.50%	07/15/2041	2,916,199
1,893,545	Series 2011-3899(d)	12.81%	07/15/2041	1,948,153
2,008,333	Series 2011-3910	5.00%	08/15/2041	2,229,911
1,500,000	Series 2011-3924(d)	9.14%	09/15/2041	1,415,436
10,000,000	Series 2011-3925	3.00%	09/15/2021	941,010
	Federal Home Loan Mortgage Pool
2,901,399	Series Pool #G01840	5.00%	07/01/2035	3,127,648
1,326,884	Series Pool #G04587	5.50%	08/01/2038	1,438,093
1,724,448	Series Pool #G04817	5.00%	09/01/2038	1,851,643
1,640,000	Federal National Mortgage Association	5.25%	08/01/2012	1,708,139
	Federal National Mortgage Association Pool
826,493	Series Pool #555743	5.00%	09/01/2033	893,370

Annual Report | September 30, 2011	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$971,823	Series Pool #735382	5.00%	04/01/2035	$1,050,155
1,843,828	Series Pool #735484	5.00%	05/01/2035	1,991,008
476,004	Series Pool #AH1140	4.50%	12/01/2040	497,449
490,757	Series Pool #AH4437	4.00%	01/01/2041	508,900
3,223,409	Series Pool #AH7309	4.00%	02/01/2031	3,414,092
1,617,115	Series Pool #MA0353	4.50%	03/01/2030	1,722,312
	Federal National Mortgage Association REMICS
4,490,389	Series 2003-92	5.00%	09/25/2033	5,123,709
659,154	Series 2004-46(d)	5.78%	03/25/2034	94,469
1,701,175	Series 2006-101(d)	6.36%	10/25/2036	270,567
4,717,040	Series 2006-123(d)	6.10%	01/25/2037	635,682
1,232,369	Series 2007-102(d)	6.18%	11/25/2037	154,369
2,941,620	Series 2007-108(d)	6.14%	12/25/2037	410,315
414,561	Series 2007-30(d)	5.89%	04/25/2037	52,491
486,708	Series 2007-51(d)	5.88%	06/25/2037	60,571
964,699	Series 2007-53(d)	5.88%	06/25/2037	120,724
1,399,892	Series 2008-14	5.50%	03/25/2038	1,633,247
5,633,436	Series 2008-3(d)	6.24%	02/25/2038	778,507
1,610,700	Series 2008-81	5.50%	09/25/2038	1,835,998
2,728,110	Series 2009-111	5.00%	01/25/2040	2,928,909
921,747	Series 2009-28(d)	5.78%	04/25/2037	101,769
1,665,739	Series 2009-41	4.50%	06/25/2039	1,809,420
3,716,695	Series 2009-42(d)	5.78%	06/25/2039	396,408
5,153,549	Series 2009-62(d)	5.88%	08/25/2039	632,804
1,719,952	Series 2009-66(d)	5.58%	02/25/2038	199,418
2,685,391	Series 2009-68(d)	5.03%	09/25/2039	290,898
3,762,000	Series 2009-80	4.50%	10/25/2039	4,088,692
581,467	Series 2010-109(d)	52.93%	10/25/2040	867,012
1,895,373	Series 2010-111(d)	5.78%	10/25/2040	276,232
520,371	Series 2010-112	4.00%	10/25/2040	517,148
2,285,219	Series 2010-34(d)	4.71%	04/25/2040	190,233
468,321	Series 2010-4(d)	6.01%	02/25/2040	73,339
1,000,000	Series 2010-58(d)	11.91%	06/25/2040	1,128,411
1,797,637	Series 2010-9(d)	5.08%	02/25/2040	170,265
401,705	Series 2010-90(d)	5.78%	08/25/2040	46,712
500,000	Series 2011-16	3.50%	03/25/2031	504,610
250,000	Series 2011-18(d)	9.04%	03/25/2041	247,715
249,625	Series 2011-2(d)	9.16%	02/25/2041	253,847
383,588	Series 2011-23(d)	8.86%	02/25/2041	379,570
1,000,000	Series 2011-25	3.00%	04/25/2026	1,009,375
500,000	Series 2011-29	3.50%	04/25/2031	504,609
955,797	Series 2011-35(d)	8.52%	04/25/2041	951,456
991,465	Series 2011-38(d)	8.46%	05/25/2041	983,902

32	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

Principal Amount/Description		Rate	Maturity	Value
$1,200,000	Series 2011-48(d)	8.76%	06/25/2041	$1,150,150
1,161,029	Series 2011-72	5.50%	04/25/2037	1,407,850
1,805,980	Series 2011-77	4.00%	08/25/2041	1,775,737
199,210	Series 2011-8(d)	9.16%	02/25/2041	197,458
	Government National Mortgage Association
383,665	Series 2004-83(d)	5.85%	10/20/2034	57,309
447,772	Series 2008-6(d)	6.23%	02/20/2038	60,755
425,522	Series 2008-67(d)	5.77%	08/20/2038	50,119
286,385	Series 2009-10(d)	6.42%	02/16/2039	45,901
2,220,985	Series 2009-35	4.50%	05/20/2039	2,412,545
477,368	Series 2009-6(d)	5.72%	02/20/2038	59,189
3,867,295	Series 2009-75	5.00%	09/20/2039	4,404,098
892,787	Series 2010-61(d)	6.32%	09/20/2039	122,907
300,000	Series 2011-12(e)	Zero Coupon	12/20/2040	231,095
3,675,308	Series 2011-72(d)	5.92%	05/20/2041	482,167

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $103,753,761)				108,984,883

U.S. GOVERNMENT BONDS AND NOTES - 10.70%
4,900,000	U.S. Treasury Bonds	0.63%	02/28/2013	4,929,096
4,500,000	U.S. Treasury Bonds	8.00%	11/15/2021	7,039,687
1,440,000	U.S. Treasury Bonds	6.13%	11/15/2027	2,127,825
4,610,000	U.S. Treasury Bonds	4.38%	11/15/2039	5,945,462
5,528,512	U.S. Treasury Inflation Indexed Bonds	3.00%	07/15/2012	5,684,864
4,190,000	U.S. Treasury Notes	1.88%	04/30/2014	4,351,709
1,980,000	U.S. Treasury Notes	1.25%	10/31/2015	2,023,467
6,210,000	U.S. Treasury Notes	1.50%	07/31/2016	6,382,240
6,340,000	U.S. Treasury Notes	2.75%	11/30/2016	6,904,165
2,160,000	U.S. Treasury Notes	2.38%	07/31/2017	2,308,837
2,880,000	U.S. Treasury Notes	2.38%	05/31/2018	3,069,665

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $49,861,380)				50,767,017

TOTAL INVESTMENTS - 91.42% (Cost $432,150,679)				433,718,825
CASH - 9.45%				44,822,663
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.87)%				(4,098,304)

NET ASSETS - 100.00%				$474,443,184

Annual Report | September 30, 2011	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2011

(a)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of September 30, 2011, the aggregate market value of those securities was $11,642,440, representing 2.45% of net assets.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board or Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,957,119, which represents approximately 3.78% of net assets as of September 30, 2011.

(c)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2011.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.
(e)	Zero coupon bond reflects effective yield on the date of purchase.

Common Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

BV - Besloten Vennootschap a Dutch private limited liability company.

JSC - Joint Stock Company.

LLC - Limited Liability Corp.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

REMICS - Real Estate Mortgage Investment Conduits.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAA - Sociedad Anónima Abierta - A publicly traded corporation.

SAB de CV - A variable capital company.

SAC - Sociedad Anónima Cerrada - A privately held corporation.

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2011

ASSETS:
Investment in securities:
At cost	$402,538,305

At value	$407,822,058
Cash	75,567,253
Receivable for fund investments sold	5,720,051
Dividends receivable	1,244,653
Receivable for fund shares sold	485,302
Prepaid expenses and other assets	39,308

Total Assets	490,878,625

LIABILITIES:
Payable for fund investments purchased	1,587,933
Payable for fund shares redeemed	448,262
Payable to Adviser	422,368
Payable for Fund Accounting and Administration fees	18,420
Accrued 12b-1 fees	105,592
Payable to Trustees and Officers	5,214
Other accrued expenses	95,683

Total Liabilities	2,683,472

Net Assets	$488,195,153

NET ASSETS CONSIST OF:
Paid-in capital	$454,305,139
Undistributed net investment income	9,549,201
Accumulated net realized gain on investments	19,057,060
Net unrealized appreciation on investments	5,283,753

Net Assets	$488,195,153

PRICING OF SHARES:
Net Assets	$488,195,153
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	43,657,391

Net Asset Value Per Share and Offering and Redemption Price Per Share	$11.18

Minimum Redemption Price Per Share(a)	$10.96

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2011	35

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2011

ASSETS:
Investment in securities:
At cost	$432,150,679

At value	$433,718,825

Cash	44,822,663
Receivable for fund investments sold	8,386,623
Receivable for fund shares sold	5,041,793
Interest receivable	2,669,646
Dividends receivable	243,197
Prepaid expenses and other assets	50,649

Total Assets	494,933,396

LIABILITIES:
Payable for fund investments purchased	19,751,217
Payable for fund shares redeemed	424,646
Payable to Adviser	160,138
Payable for Fund Accounting and Administration fees	34,481
Accrued 12b-1 fees - Class R Shares	24,705
Payable to Trustees and Officers	3,835
Other accrued expenses	91,190

Total Liabilities	20,490,212

Net Assets	$474,443,184

NET ASSETS CONSIST OF:
Paid-in capital	$471,191,704
Undistributed net investment income	746,673
Accumulated net realized gain on investments	936,661
Net unrealized appreciation on investments	1,568,146

Net Assets	$474,443,184

PRICING OF SHARES:
Class I Shares
Net Assets	$332,664,007
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	31,404,478

Net Asset Value Per Share and Offering and Redemption Price Per Share	$10.59

Minimum Redemption Price Per Share(a)	$10.38

Class R Shares
Net Assets	$141,779,177
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	13,375,367

Net Asset Value Per Share and Offering and Redemption Price Per Share	$10.60

Minimum Redemption Price Per Share(a)	$10.39

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statement of Operations	For the Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income	$19,050,439
Interest income	15,773

Total Investment Income	19,066,212

EXPENSES:
Investment Adviser fee	4,735,456
12b-1 fees	1,183,864
Administration expenses	250,004
Compliance expenses	104,550
Report printing expenses	99,969
Legal expenses	95,507
Excise tax expenses	79,248
Registration expenses	70,682
Transfer agent expenses	63,358
Custodian expenses	46,428
Insurance expenses	16,872
Audit expenses	16,574
24f-2 expenses	15,276
Trustee expenses	4,048
Miscellaneous expenses	93,133

Total Expenses	6,874,969

Net Investment Income	12,191,243

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized gain on:
Investments	25,192,772
Total return swap contracts	1,180,509

Net realized gain	26,373,281

Long-term capital gain distributions from other investment companies	594,886

Net change in unrealized depreciation on:
Investments	(58,239,398)

Net Realized and Unrealized Loss on Investments	(31,271,231)

Net Decrease in Net Assets Resulting from Operations	$(19,079,988)

See Notes to Financial Statements.

Annual Report | September 30, 2011	37

RiverNorth/DoubleLine Strategic Income Fund
Statement of Operations	For the Period December 30, 2010 (Inception) to September 30, 2011

INVESTMENT INCOME:
Dividend income	$1,594,828
Interest income	5,108,871
Other income	990

Total Investment Income	6,704,689

EXPENSES:
Investment Adviser fee	800,970
Administration expenses	86,288
12b-1 fees - Class R Shares	74,131
Transfer agent expenses	48,402
Registration expenses	47,111
Offering costs	40,094
24f-2 expenses	37,266
Custodian expenses	26,400
Audit expenses	16,975
Compliance expenses	14,148
Legal expenses	13,105
Report printing expenses	12,050
Trustee expenses	1,614
Insurance expenses	708
Miscellaneous expenses	8,393

Total expenses before waiver/reimbursement	1,227,655
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(101,403)
Class R Shares	(37,560)

Total Net Expenses	1,088,692

Net Investment Income	5,615,997

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	1,435,993
Net change in unrealized appreciation on:
Investments	1,568,146

Net Realized and Unrealized Gain on Investments	3,004,139

Net Increase in Net Assets Resulting from Operations	$8,620,136

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,191,243	$6,340,511
Net realized gain on investments and total return swap contracts	26,373,281	13,530,759
Long-term capital gain distributions from other investment companies	594,886	88,930
Net change in unrealized appreciation/(depreciation) on investments	(58,239,398)	24,238,064
Net increase/(decrease) in net assets resulting from operations	(19,079,988)	44,198,264
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,698,525)	(12,070,126)
Net decrease in net assets from distributions to shareholders	(10,698,525)	(12,070,126)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	269,665,868	167,403,045
Reinvestment of distributions	10,615,314	12,016,908
Cost of shares redeemed	(154,776,438)	(94,689,064)
Redemption fees(a)	47,707	80,528
Net increase in net assets from capital share transactions	125,552,451	84,811,417
Net Increase in Net Assets	95,773,938	116,939,555
NET ASSETS:
Beginning of period	392,421,215	275,481,660
End of period (including undistributed net investment income of $9,549,201 and $6,798,260, respectively)	$488,195,153	$392,421,215

OTHER INFORMATION:
Share Transactions:
Shares sold	21,737,508	15,232,456
Shares issued in reinvestment of distributions	874,408	1,129,409
Shares redeemed	(12,704,972)	(8,668,463)

Net increase from share transactions	9,906,944	7,693,402

(a)	See Note 2 in the Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | September 30, 2011	39

RiverNorth/DoubleLine Strategic Income Fund
Statement of Changes in Net Assets

For the Period December 30, 2010 (Inception) to September 30, 2011
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,615,997
Net realized gain on investments	1,435,993
Net change in unrealized appreciation on investments	1,568,146

Net increase in net assets resulting from operations	8,620,136

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(3,907,229)
Class R Shares	(1,480,090)

Net decrease in net assets from distributions to shareholders	(5,387,319)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	336,502,966
Reinvestment of distributions	3,614,658
Cost of shares redeemed	(9,964,884)
Redemption fees(a)	63,388

Net increase in net assets from capital share transactions	330,216,128

Class R Shares
Proceeds from shares sold	148,631,281
Reinvestment of distributions	1,458,797
Cost of shares redeemed	(9,172,641)
Redemption fees(a)	76,802

Net increase in net assets from capital share transactions	140,994,239

Net Increase in Net Assets	474,443,184

NET ASSETS:
Beginning of period	–

End of period (including undistributed net investment income of $746,673)	$474,443,184

40	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund
Statement of Changes in Net Assets (Continued)

For the Period December 30, 2010 (Inception) to September 30, 2011
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	32,006,388
Shares issued in reinvestment of distributions	344,024
Shares redeemed	(945,934)

Net increase from share transactions	31,404,478

Class R Shares
Shares sold	14,101,059
Shares issued in reinvestment of distributions	138,616
Shares redeemed	(864,308)

Net increase from share transactions	13,375,367

(a)	See Note 2 in the Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | September 30, 2011	41

RiverNorth Core Opportunity Fund
Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)

Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments

Total distributions

Paid-in capital from redemption fees(a)

Net increase/(decrease) in net asset value

Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorthfunds.com

For a share outstanding throughout the period presented.

For the Year Ended September 30, 2011		For the Year Ended September 30, 2010		For the Year Ended September 30, 2009		For the Year Ended September 30, 2008	For the Period December 27, 2006 (Inception) to Period Ended September 30, 2007

$11.63		$10.57		$8.72		$10.74	$10.00

0.32		0.21		0.32		0.42	0.11
(0.45)		1.30		1.76		(2.10)	0.63

(0.13)		1.51		2.08		(1.68)	0.74

(0.32)		(0.45)		(0.23)		(0.23)	–
–		–		0.00	(b)	(0.12)	–

(0.32)		(0.45)		(0.23)		(0.35)	–

0.00	(b)	0.00	(b)	0.00	(b)	0.01	0.00	(b)

(0.45)		1.06		1.85		(2.02)	0.74

$11.18		$11.63		$10.57		$8.72	$10.74

(1.33%)		14.72%		25.06%		(16.08%)	7.40%	(d)

$488,195		$392,421		$275,482		$133,330	$18,748

1.45%		1.45%		1.53%		1.65%	1.95%	(f)

1.45%		1.45%		1.53%		1.59%	2.21%	(f)
2.57%		1.95%		3.80%		4.15%	1.45%	(f)
2.57%		1.95%		3.80%		4.21%	1.19%	(f)
38%		38%		215%		304%	75%	(d)

Annual Report | September 30, 2011	43

RiverNorth/DoubleLine Strategic Income Fund	Class I
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.42
Net realized and unrealized gain on investments(a)	0.46
Total income from investment operations	0.88

Less distributions:
From net investment income	(0.30)
Total distributions	(0.30)
Paid-in capital from redemption fees(a)	0.01
Net increase in net asset value	0.59
Net asset value - end of period	$10.59

Total Return(b)	8.97%	(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$332,664
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	0.95%	(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.08%	(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	5.31%	(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	5.18%	(e)
Portfolio turnover rate	64%	(c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Class R
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.40
Net realized and unrealized gain on investments(a)	0.46

Total income from investment operations	0.86

Less distributions:
From net investment income	(0.28)

Total distributions	(0.28)

Paid-in capital from redemption fees(a)	0.02

Net increase in net asset value	0.60

Net asset value - end of period	$10.60

Total Return(b)	8.88%	(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$141,779
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.20%	(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.33%	(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	5.11%	(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	4.99%	(e)
Portfolio turnover rate	64%	(c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2011	45

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

1.  ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust” or “Funds”) on July 18, 2006 and commenced investment operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. All classes of shares have identical rights to earnings, assets and voting privileges except, for class-specific expenses and exclusive rights to vote on matter affecting only individual classes. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. The Strategic Income Fund and the Core Opportunity Fund are the only series currently authorized by the Trustees. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (the “Sub-Adviser”). The investment objective of the Strategic Fund is current income and overall total return.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2011.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value as described in Note 3.

SECURITY TRANSACTIONS AND RELATED INCOME: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt

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RiverNorth Funds	Notes to Financial Statements
September 30, 2011

securities held by the Trust to meet their obligations may be affected by economic and political developments in a specific country or region.

OTHER: The Funds have held certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2011, the Core Opportunity Fund had redemption fees of $47,707. For the period ended September 30, 2011, the Strategic Income Fund had redemption fees of $140,190.

EXPENSES: Some expenses of the Trust can be directly attributed to the Fund or the Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

FEDERAL INCOME TAXES: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2011, neither Fund had a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. The Core Opportunity Fund incurred a nominal amount of interest and penalties related to the under distribution of its excise tax requirement and these amounts are included in excise tax expense in the statement of operations. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007, as applicable.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

Annual Report | September 30, 2011	47

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

3. SECURITIES VALUATION AND FAIR VALUE MANAGEMENT

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, exchange-traded funds, holding and investment management companies, preferred stocks, and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Trust will be valued by the pricing service with factors other than

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RiverNorth Funds	Notes to Financial Statements
September 30, 2011

market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Rights are generally valued by using the last sale price, which would result in a classification as a Level 2 security. In the absence of a last sale price, the rights will be fair-valued by the Adviser or Sub-Adviser, which would result in a classification as a Level 3 security.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Annual Report | September 30, 2011	49

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

The following is a summary of the inputs used at September 30, 2011 in valuing the Funds’ assets:

RiverNorth Core Opportunity Fund
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$282,859,136	$–	$–	$282,859,136
Mutual Funds	21,092,830	–	–	21,092,830
Exchange-Traded Funds	91,556,841	–	–	91,556,841
Holding & Investment Management Companies	944,405	–	–	944,405
Preferred Stocks	3,998,789	–	–	3,998,789
Real Estate Investment Trusts	7,370,057	–	–	7,370,057
Total	$407,822,058	$–	$–	$407,822,058

RiverNorth/DoubleLine Strategic Income Fund
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$87,650,116	$–	$–	$87,650,116
Preferred Stocks	4,165,419	–	–	4,165,419
Real Estate Investment Trusts	2,998,433	–	–	2,998,433
Corporate Bonds	–	66,625,473	–	66,625,473
Collateralized Mortgage Obligations	–	110,435,704	–	110,435,704
Foreign Government Agency Issues	–	2,091,780	–	2,091,780
U.S. Government Agency Obligations	–	108,984,883	–	108,984,883
U.S. Government Bonds and Notes	–	50,767,017	–	50,767,017
Total	$94,813,968	$338,904,857	$–	$433,718,825

The Funds did not hold any investments at the beginning or end of the period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

There were no significant transfers into and out of Levels 1 and 2 during the current period presented. It is the Funds’ policy to recognize transfers into and out of the Levels 1 and 2 at the end of the reporting period.

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RiverNorth Funds	Notes to Financial Statements
September 30, 2011

4. DERIVATIVE TRANSACTIONS

The following discloses the Funds’ use of derivative instruments.

Total Return Swaps: The Funds may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. The Funds may use their own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds’ overall return) by replacing it with the impact of market exposure based upon the Funds’ own investment holdings. Net amounts received or paid on the swap contracts are recorded as realized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. The Core Opportunity Fund had an agreement with ReFlow Fund, LLC to receive the total return of the Core Opportunity Fund, based on its daily change in NAV less USD-LIBOR plus an annualized spread of 1.95%.

For the year ended September 30, 2011, the activity of the swap positions in the Core Opportunity Fund is summarized below:

Notional Value
Beginning of the year	19,000,000
Acquisitions	19,000,000
Settlements	(38,000,000)
End of the year	–

There was no effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2011.

The effect of derivative instruments on the Statement of Operations of the Core Opportunity Fund for the year ended September 30, 2011 is as follows:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
	Net realized gain on:
Equity Contracts (Total Return Swaps)	Total return swap contracts	$1,180,509	$ –
Total		$1,180,509	$ –

Annual Report | September 30, 2011	51

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Core Opportunity Fund and the Strategic Income Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% and 0.75%, respectively, of the average daily net assets of the Funds. For the year ended September 30, 2011, the Adviser earned investment advisory fees from the Core Opportunity Fund and Strategic Income Fund of $4,735,456 and $800,970, respectively. At September 30, 2011, the Funds owed the Adviser $422,368 and $160,138 for advisory services to the Core Opportunity Fund and the Strategic Income Fund, respectively.

The Sub-Adviser is the investment sub-adviser to the Strategic Income Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Trustees of the Trust, provides or arranges to be provided to the Strategic Income Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the Strategic Income Fund consistent with the Strategic Income Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund.

The Adviser has contractually agreed to defer the collection of the Core Opportunity Fund fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Core Opportunity Fund invests; and extraordinary expenses) to 1.60% of the average daily net assets of the Fund through January 31, 2012. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. For the year ended September 30, 2011, there were no fee deferrals or reimbursements by the Adviser and there were no carryovers from prior years of amounts recoupable to the Adviser.

Effective from the Strategic Income Fund’s inception through January 31, 2012, the Adviser contractually agrees to defer management fees and/or reimburse the Strategic Income Fund for expenses it incurs, but only to the extent necessary to limit the Strategic Income Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 0.95% of the average daily net assets for the Class I shares and 1.20% for the Class R shares for that period. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. For the period ended September 30, 2011, there were

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RiverNorth Funds	Notes to Financial Statements
September 30, 2011

$138,963 in fee deferrals or reimbursements by the Adviser that will be available for recoupment in the following fiscal year.

As of December 6, 2010, the Trust retained ALPS Fund Services, Inc. (“ALPS”) to provide the Funds with fund administration and fund accounting services. For the year ended September 30, 2011, ALPS earned fees of $282,731 for administrative services provided to the Funds. At September 30, 2011, ALPS was owed $52,901 from the Funds for administrative services. Certain officers of the Trust are members of management and/or employees of ALPS. Huntington Asset Services, Inc. (“HASI”) served as the Trust’s fund administrator and fund accounting agent until December 5, 2010. For the period ended December 5, 2010, HASI earned fees of $53,561 for administrative services provided to the Trust.

As of December 6, 2010, the Trust retained ALPS to act as the Fund’s transfer agent. For the period ended September 30, 2011, ALPS earned fees of $96,445 for transfer agent services. At September 30, 2011, the Funds owed ALPS $19,586 for transfer agent services. HASI served as the Trust’s transfer agent until December 5, 2010. For the period ended December 5, 2010, HASI earned fees of $15,315 for transfer agent services.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Core Opportunity and Strategic Income Fund Class R Shares is 0.25% and 0.25%, respectively, of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares. During the year ended September 30, 2011, the Core Opportunity Fund and Strategic Income Fund Class R Shares accrued 12b-1 expenses of $1,183,864 and $74,131, of which $105,592 and $24,705 was unpaid, respectively.

As of December 6, 2010, ALPS Distributors, Inc. (the “Distributor”) acts as the sole distributor of the Funds. There were no payments to the Distributor by the Funds during the period ended September 30, 2011. Unified Financial Securities, Inc. (“UFS”) served as the sole distributor of the Funds until December 5, 2010. There were no payments to the UFS by the Funds during the period from September 30, 2010 to December 5, 2010.

6. INVESTMENTS TRANSACTIONS

Investment transactions for the year ended September 30, 2011, excluding U.S. Government Obligations and temporary short-term investments, were as follows:

	Cost of investments purchased	Proceeds from investments sold
RiverNorth Core Opportunity Fund	$258,595,188	$152,118,024
RiverNorth/DoubleLine Strategic Income Fund*	$414,806,939	$41,385,354

Annual Report | September 30, 2011	53

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

Investment transactions in U.S. Government Obligations for the year ended September 30, 2011 were as follows:

	Cost of investments purchased	Proceeds from investments sold
RiverNorth/DoubleLine Strategic Income Fund*	$103,752,663	$45,970,338

*For	the period December 30, 2010 (Inception) to September 30, 2011.

7. REVOLVING LINE OF CREDIT

The Funds have a $50,000,000 Revolving Credit Agreement with The Northern Trust Company. Borrowings under this arrangement are secured by investments held in each Fund’s portfolio and bear interest at the Federal Funds Rate in effect on the day the loan is made plus 1.15% or a minimum of 1.25%, whichever is greater. As of September 30, 2011, there was no outstanding balance and there were no borrowings made during the year ended.

8. TAX BASIS INFORMATION

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of wash sales and the treatment of certain expenses; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss)
RiverNorth Core Opportunity Fund	(52,987)	1,258,223	(1,205,236)
RiverNorth/DoubleLine Strategic Income Fund	(18,663)	517,995	(499,332)

Tax Basis of Investments: The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2011, were as follows:

	RiverNorth Core Opportunity Fund	RiverNorth/DoubleLine Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$35,398,759	$10,046,186
Gross depreciation on investments (excess of value over tax cost)	(32,571,286)	(8,598,371)
Net unrealized appreciation	$2,827,473	1,447,815
Cost of investments for income tax purposes	$404,994,585	$432,271,010

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RiverNorth Funds	Notes to Financial Statements
September 30, 2011

At September 30, 2011, the difference between book and tax basis unrealized appreciation (depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales. Capital Loss Carryforwards: At September 30, 2011, neither of the Funds had unused capital loss carryforwards. However, during the year ended September 30, 2011, the RiverNorth Core Opportunity Fund utilized capital loss carryovers of $4,861,884.

Tax Basis of Distributable Earnings: At September 30, 2011, the components of distributable earnings on a tax basis for the Funds were as follows:

	RiverNorth Core Opportunity Fund	RiverNorth/DoubleLine Strategic Income Fund
Undistributed ordinary income	$9,549,201	$1,803,665
Accumulated capital gains	21,513,340	0
Unrealized appreciation	2,827,473	1,447,815
Total	$33,890,014	$3,251,480

At September 30, 2011, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Basis of Distributions to Shareholders: The tax character of distributions paid by the Funds during the fiscal years ended September 30, 2011, and September 30, 2010, was as follows:

RiverNorth Core Opportunity Fund	2011	2010
Distributions paid from:
Ordinary income	$10,698,525	$12,070,126
Total	$10,698,525	$12,070,126

RiverNorth/DoubleLine Strategic Income Fund	2011	2010
Distributions paid from:
Ordinary income	$5,387,319	N/A
Total	$5,387,319	N/A

On October 28, 2011, the Strategic Income Fund paid distributions to shareholders of record on October 27, 2011:

Distribution	Per Share	Total
Class I – Ordinary income	$0.049762	$1,708,269
Class R – Ordinary income	$0.047687	$732,647

Annual Report | September 30, 2011	55

RiverNorth Funds	Notes to Financial Statements
September 30, 2011

9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each fund, as of September 30, 2011, are listed below:

Fund	Shareholder Name	Percentage Interest
RiverNorth Core Opportunity Fund	National Financial Services, LLC	56.17%
RiverNorth/DoubleLine Strategic Income Fund - Class I	Charles Schwab	29.55%
RiverNorth/DoubleLine Strategic Income Fund - Class R	Charles Schwab	31.85%

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

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RiverNorth Funds	Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund and RiverNorth/DoubleLine Strategic Income Fund (the “Funds”), as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five periods in the period then ended for the RiverNorth Core Opportunity Fund, the statement of operations, the statement of changes in net assets and the financial highlights for the period December 30, 2010 (commencement of operations) through September 30, 2011 for the RiverNorth/DoubleLine Strategic Income Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverNorth Funds, comprising the RiverNorth Core Opportunity Fund and RiverNorth/DoubleLine Strategic Income Fund, as of September 30, 2011, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 29, 2011

Annual Report | September 30, 2011	57

RiverNorth Funds	Additional Information
September 30, 2011 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on February 26, 2007. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

A percentage of the dividends distributed during the fiscal year qualify for the dividends received deduction for corporate shareholders:

RiverNorth Core Opportunity Fund	0.70%
RiverNorth/DoubleLine Strategic Income Fund	0.90%

A percentage of the dividends distributed during the fiscal year ay be taken into account for purposes of the maximum rate under section1(h)(11) of the internal Revenue Code:

RiverNorth Core Opportunity Fund	0.70%
RiverNorth/DoubleLine Strategic Income Fund	0.90%

The Funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT

SUB-ADVISORY AGREEMENT

The approval of the Sub-Advisory Agreement (“Agreement”) between RiverNorth Capital Management LLC (the “Adviser”) and DoubleLine Capital, LP (the “Sub-Adviser) with respect to the RiverNorth /DoubleLine Strategic Income Fund (the “Fund”) was considered by the Board of Trustees (the “Board” or the “Trustees”) at an in-person meeting (the “Meeting”) held on November 15, 2010. The Board acknowledged having received materials compiled by the Fund’s administrator including a copy of the Agreement, the Sub-Adviser’s responses to a questionnaire regarding the Sub-Adviser’s profitability, management and operations, a copy of the Sub-Adviser’s Form ADV, and certifications regarding the Sub-Adviser’s compliance programs. The Board acknowledged having received a memorandum from its legal counsel regarding the Trustees’

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RiverNorth Funds	Additional Information
September 30, 2011 (Unaudited)

responsibilities in considering the approval of the Agreement and detailing the specific factors it must consider including: (i) the performance of the Sub-Adviser in managing its retail funds and separate accounts, (ii) the nature, extent and quality of the services provided by the Sub-Adviser to the Fund, (iii) the costs of the services provided and the profits to be realized by the Adviser, Sub-Adviser, and any of their affiliates from their relationship with the Fund, (iv) the extent to which economies of scale will be realized by the Fund as it grows, and (v) whether the Fund’s fee levels were expected to result in economies of scale to the benefit of the Fund’s shareholders.

The Board considered the performance of the Sub-Adviser in managing its retail funds and separate accounts, noting however, that there were no peer funds that exactly replicated the proposed strategy of the Fund. However, the Board noted that Mr. Gundlach, co-portfolio manager of the Fund, had an excellent performance record as a fixed income manager. Given this information, it was observed that both the Adviser and Sub-Adviser had excellent performance track records.

As to the comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund to the Adviser and compared that fee to the management fees paid by funds in a relative peer group, as well as its total expense ratios. The Adviser indicated that the annual operating expenses were estimated for the first year, and from its management fee it would be paying the Sub-Adviser its fee. The Board also noted that the Fund does not have a true peer group as the strategy is unique to the Fund, but the Board determined that the proposed fees were reasonable given the strategy.

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund, the Board considered that under the terms of the Management Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and would furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As part of the program, the Board noted that the Adviser had retained one of the top fixed income managers (the Sub-Adviser) to manage certain assets of the Fund consistent with the strategy. Based on the foregoing information, the Board concluded that the Adviser and Sub-Adviser would provide quality services for the Fund.

The Board noted that the Adviser and Sub-Adviser have no affiliations with the Fund’s transfer agent fund account, custodian, distributor or any other broker-dealers and therefore would not derive any benefits from the relationships these parties may have with the Fund.

With regard to future growth and achieving economies of scale, The Adviser outlined the marketing plans that include emphasis on marketing to fee-based financial advisers to grow the assets of the Fund. In response to the Board’s comment regarding expenses and management fees, The Adviser indicated that as the Fund’s assets grow they would anticipate reducing further the annual expense ratio of the Fund. Additionally, the Adviser indicated that as economies are realized, the Adviser would consider further reductions in the management fees, but also noted the limited capacity of the strategy.

After additional consideration, the Board commenced an executive session to further consider and discuss the approval of the proposed Sub-Advisory Agreement. After discussion, a majority of the Board of Trustees of RiverNorth Funds, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement approved the Sub-Advisory Agreement.

Annual Report | September 30, 2011	59

RiverNorth Funds	Trustees and Officers
September 30, 2011 (Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Kevin M. Hinton Y.O.B 1971	Trustee	Indefinite/ September 2006 to present	Executive Vice President Associated Destinations Worldwide (2010 – present), Chief Executive Officer, Hinton and Grusich (a hotel sales representation firm) (2009 to 2010), Chief Operating Officer (1999 to 2009).	2	N/A

James G. Kelley Y.O.B 1948	Trustee	Indefinite/ September 2006 to present	Certified Business & Life Coach, JGK & Associates (2002 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing company) (1984 to 2010)	2	N/A

John S. Oakes Y.O.B.: 1943	Trustee	Indefinite/ December 2010 to present	Regional Vice President, Securities America (a broker-dealer); 2007-present. Business Development Director, First Allied Securities (a broker-dealer); 2005-2007.	2	Independent Director, Chairman of the Board of Directors, Utopia Funds; 2005-2009

(1)	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The “Fund Complex” consists of RiverNorth Funds.

60	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Trustees and Officers
September 30, 2011 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Patrick W. Galley(3) Y.O.B.: 1975	President and Trustee	Indefinite/July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present)	2	N/A

Jonathan M. Mohrhardt Y.O.B.: 1974	Treasurer, Chief Financial Officer, and Chief Compliance Officer	Indefinite/ February 2009 to present	Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to present); Utopia Funds, Chief Compliance Officer (2007-2009), Treasurer and Chief Financial Officer (2005-2009); FIM Group, Director of Mutual Funds (2004-2009)	N/A	N/A

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The “Fund Complex” consists of RiverNorth Funds.
(3)

Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Funds’ investment adviser.

Annual Report | September 30, 2011	61

RiverNorth Funds	Trustees and Officers
September 30, 2011 (Unaudited)

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Assistant General Counsel, ALPS Fund Services (2010-present); Deputy Chief Compliance Officer at Old Mutual Capital (2005-2009); General Counsel and Chief Compliance Officer, Wisconsin Capital Management (2003- 2005). Mr. Leone is also Secretary of the Westcore Trust and Caldwell and Orkin Funds, Inc.	N/A	N/A

J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005-present); Paralegal, Oppenheimer Funds, Inc. (2004-2005); Paralegal, INVESCO Funds Group, Inc. (1999- 2004). Mr. Cory is also an Adjunct Professor at Metropolitan State College of Denver since 2000 and Secretary of Reaves Utility Income Fund.	N/A	N/A

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654, unless otherwise stated.
(2)	The “Fund Complex” consists of RiverNorth Funds.

62	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Trustees and Officers
September 30, 2011 (Unaudited)

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Dawn K.C. Cotten Y.O.B. 1977 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ May 2011 to present	Fund Controller, ALPS Fund Services (2009- present); Assistant Vice President of Fund Accounting, Madison Capital Management (2009); Financial Reporting Manager, Janus Capital Group (2000-2009). Ms. Cotten is also Assistant Treasurer of the James Advantage Funds, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, and Stonebridge Funds Trust.	N/A	N/A

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654, unless otherwise stated.
(2)	The “Fund Complex” consists of RiverNorth Funds.

Annual Report | September 30, 2011	63

RiverNorth Funds	Notes

Annual Report | September 30, 2011	64

RiverNorth Funds

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

Kevin M. Hinton

James G. Kelley

John S. Oakes

Investment Adviser

RiverNorth Capital Management, LLC

Transfer Agent, Administrator and

Dividend Disbursing Agent

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Custodian

The Northern Trust Company

Legal Counsel

Thompson Hine LLP

Independent Registered

Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year	Audit Fees
FY 2011	$24,000
FY 2010	$12,500

(b)	Audit-Related Fees

Fiscal Year	Registrant
FY 2011	$0
FY 2010	$0

(c)	Tax Fees

Fiscal Year	Registrant
FY 2011	$5,000
FY 2010	$2,000

Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees

Fiscal Year	Registrant
FY 2011	$4,750
FY 2010	$3,500

Nature of the fees: cursory review of Semi-Annual Shareholder report, post-effective amendment consents and distribution calculation review

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2011	$9,750	$0
FY 2010	$5,500	$0

(h)

Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants. NOT APPLICABLE – applies to listed companies only

Item 6.	Investments. Schedule included with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders. The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code is filed herewith

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	RiverNorth Funds

By	/s/ Patrick W. Galley
Patrick W. Galley, President

Date: December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Patrick W. Galley
Patrick W. Galley, President & Chief Executive Officer

Date: December 9, 2011

By	/s/ Jonathan M. Mohrhardt
Jonathan M. Mohrhardt, Treasurer & Chief Financial Officer

Date: December 9, 2011